     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1999


                                                      REGISTRATION NO. 333-74159

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------


                               AMENDMENT NO. 3 TO


                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                               ALLOY ONLINE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                 5961                                04-3310676
   (STATE OR OTHER JURISDICTION OF          (PRIMARY STANDARD INDUSTRIAL                 (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)          CLASSIFICATION CODE NUMBER)                IDENTIFICATION NO.)

                           115 WEST 30TH STREET, #201
                               NEW YORK, NY 10001
                                 (212) 244-4307
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                               MATTHEW C. DIAMOND
                            CHIEF EXECUTIVE OFFICER
                               ALLOY ONLINE, INC.
                           115 WEST 30TH STREET, #201
                               NEW YORK, NY 10001
                                 (212) 244-4307
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                            ------------------------

                                WITH COPIES TO:

               JONATHAN L. KRAVETZ, ESQ.                                 ALEXANDER D. LYNCH, ESQ.
              MINTZ, LEVIN, COHN, FERRIS,                                 KENNETH R. MCVAY, ESQ.
                GLOVSKY AND POPEO, P.C.                              BROBECK, PHLEGER & HARRISON LLP
                  ONE FINANCIAL CENTER                                  1633 BROADWAY, 47TH FLOOR
                    BOSTON, MA 02111                                        NEW YORK, NY 10019
                     (617) 542-6000                                           (212) 581-1600

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [ ]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEES


---------------------------------------------------------------------------------------------------------------------------------
                                                                PROPOSED MAXIMUM       PROPOSED MAXIMUM
                                           AMOUNT TO BE          OFFERING PRICE       AGGREGATE OFFERING         AMOUNT OF
  TITLE OF SHARES TO BE REGISTERED        REGISTERED(1)           PER SHARE(2)             PRICE(2)         REGISTRATION FEE(3)
---------------------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value per            4,255,000                $12.00              $52,000,000              $14,456
  share..............................
---------------------------------------------------------------------------------------------------------------------------------



(1) Includes 555,000 shares that the underwriters have the option to purchase to cover over-allotments, if any.


(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(a) under the Securities Act.


(3) The registrant previously filed this registration statement on March 10, 1999, registering $52,000,000 of its common stock and paid a fee of $14,456.

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on April 30, 1999.


                                          ALLOY ONLINE, INC.

                                          By: /s/ JAMES K. JOHNSON, JR.
                                            ------------------------------------
                                              James K. Johnson, Jr.
                                              Chief Operating Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



                   SIGNATURE                                     TITLE                        DATE
                   ---------                                     -----                        ----

                       *                          Chief Executive Officer, Treasurer     April 30, 1999
------------------------------------------------    and Director (principal executive
               Matthew C. Diamond                   officer)

           /s/ JAMES K. JOHNSON, JR.              Chief Operating Officer, President     April 30, 1999
------------------------------------------------    and Director
             James K. Johnson, Jr.

                       *                          Chief Financial Officer, Secretary     April 30, 1999
------------------------------------------------    and Director (principal financial
               Samuel A. Gradess                    and accounting officer)

                       *                          Director                               April 30, 1999
------------------------------------------------
                Peter M. Graham

                       *                          Director                               April 30, 1999
------------------------------------------------
                 David Yarnell


* By executing his name hereto, James K. Johnson, Jr. is signing this document on behalf of the persons indicated above pursuant to powers of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

By: /s/ JAMES K. JOHNSON, JR.
    ----------------------------------
    James K. Johnson, Jr.
    (Attorney-in-Fact)

                                      II-6